EXHIBIT 21

                                CENTURYTEL, INC.
                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 2000

                                                                   State of
Subsidiary                                                      incorporation

Actel, LLC                                                         Delaware
Celutel of Biloxi, Inc.                                            Delaware
Celutel, Inc.                                                      Delaware
Century Business Communications, LLC                               Louisiana
Century Cellunet of Alexandria, Inc.                               Louisiana
Century Cellunet of Michigan RSA #4, Inc.                          Louisiana
Century Cellunet of Michigan RSAs, Inc.                            Louisiana
Century Cellunet of Mississippi RSA #2, Inc.                       Mississippi
Century Cellunet of Mississippi RSA #6, Inc.                       Mississippi
Century Cellunet of Mississippi RSA #7, Inc.                       Mississippi
Century Cellunet of North Arkansas, Inc.                           Louisiana
Century Cellunet of Pine Bluff, LLC                                Arkansas
Century Cellunet of Saginaw, Inc.                                  Louisiana
Century Cellunet of South Arkansas, Inc.                           Louisiana
Century Cellunet of Southern Michigan, Inc.                        Delaware
Century Cellunet of Texarkana, Inc.                                Louisiana
Century Color Graphics, LLC                                        Louisiana
Century Interactive Communications, Inc.                           Louisiana
Century Interactive Fax, Inc.                                      Louisiana
CenturyTel Arkansas Holdings, Inc.                                 Arkansas
CenturyTel Holdings, Inc.                                          Louisiana
CenturyTel Investments, LLC                                        Louisiana
CenturyTel Investments of Texas, Inc.                              Delaware
CenturyTel Long Distance, Inc.                                     Louisiana
CenturyTel Michigan Network, LLC                                   Louisiana
CenturyTel Midwest - Michigan, Inc.                                Michigan
CenturyTel of Adamsville, Inc.                                     Tennessee
CenturyTel of Arkansas, Inc.                                       Arkansas
CenturyTel of Central Arkansas, LLC                                Arkansas
CenturyTel of Central Indiana, Inc.                                Indiana
CenturyTel of Central Louisiana, LLC                               Louisiana
Century Tel of Central Wisconsin, LLC                              Delaware
CenturyTel of Chatham, LLC                                         Louisiana
CenturyTel of Chester, Inc.                                        Iowa
CenturyTel of Claiborne, Inc.                                      Tennessee
CenturyTel of Colorado, Inc.                                       Colorado
CenturyTel of Cowiche, Inc.                                        Washington
CenturyTel of Eagle, Inc.                                          Colorado
CenturyTel of East Louisiana, LLC                                  Louisiana
CenturyTel of Eastern Oregon, Inc.                                 Oregon
CenturyTel of Evangeline, LLC                                      Louisiana
CenturyTel of Fairwater-Brandon-Alto, LLC                          Delaware
CenturyTel of Forestville, LLC                                     Delaware
CenturyTel of Greater Wisconsin, Inc.                              Wisconsin
CenturyTel of Idaho, Inc.                                          Delaware
CenturyTel of Inter Island, Inc.                                   Washington
CenturyTel Internet Services, LLC                                  Louisiana
CenturyTel of Lake Dallas, Inc.                                    Texas
CenturyTel of Larsen-Readfield, LLC                                Delaware
CenturyTel of Michigan, Inc.                                       Michigan
CenturyTel of Minnesota, Inc.                                      Minnesota
CenturyTel of Monroe County, LLC                                   Wisconsin
CenturyTel of Montana, Inc.                                        Oregon
CenturyTel of Mountain Home, Inc.                                  Arkansas
CenturyTel of North Louisiana, LLC                                 Louisiana
CenturyTel of North Mississippi, Inc.                              Mississippi
CenturyTel of Northern Michigan, Inc.                              Michigan
CenturyTel of Northern Wisconsin, LLC                              Delaware
CenturyTel of Northwest Arkansas, LLC                              Delaware
CenturyTel of Northwest Louisiana, Inc.                            Louisiana
CenturyTel of Northwest Wisconsin, LLC                             Delaware
CenturyTel of Odon, Inc.                                           Indiana
CenturyTel of Ohio, Inc.                                           Ohio
CenturyTel of Ooltewah-Collegedale, Inc.                           Tennessee
CenturyTel of Oregon, Inc.                                         Oregon
CenturyTel of Port Aransas, Inc.                                   Texas
CenturyTel of Postville, Inc.                                      Iowa
CenturyTel of Redfield, Inc.                                       Arkansas
CenturyTel of Ringgold, LLC                                        Louisiana
CenturyTel of San Marcos, Inc.                                     Texas
CenturyTel of South Arkansas, Inc.                                 Arkansas
CenturyTel of Southeast Louisiana, LLC                             Louisiana
CenturyTel of Southern Wisconsin, LLC                              Louisiana
CenturyTel of Southwest Louisiana, LLC                             Louisiana
CenturyTel of the Gem State, Inc.                                  Idaho
CenturyTel of the Midwest-Kendall, LLC                             Delaware
CenturyTel of the Midwest-Wisconsin, LLC                           Delaware
CenturyTel of the Northwest, Inc.                                  Washington
CenturyTel of the Southwest, Inc.                                  New Mexico
CenturyTel of Upper Michigan, Inc.                                 Michigan
CenturyTel of Washington, Inc.                                     Washington
CenturyTel of Wisconsin, LLC                                       Louisiana
CenturyTel of Wyoming, Inc.                                        Wyoming
CenturyTel Paging, Inc.                                            Louisiana
CenturyTel Personal Access Network, Inc.                           Louisiana
CenturyTel Security Systems, Inc.                                  Louisiana
CenturyTel Service Group, LLC                                      Louisiana
CenturyTel Solutions, LLC                                          Louisiana
CenturyTel Supply Group, Inc.                                      Louisiana
CenturyTel Telecommunications, Inc.                                Texas
CenturyTel Telelink, Inc.                                          Louisiana
CenturyTel Web Solutions, LLC                                      Louisiana
CenturyTel Wireless Louisiana, Inc.                                Louisiana
CenturyTel Wireless of Appleton-Oshkosh-Neenah MSA, LLC            Delaware
CenturyTel Wireless of La Crosse, LLC                              Delaware
CenturyTel Wireless of Mississippi RSA #5, Inc.                    Mississippi
CenturyTel Wireless of North Louisiana, LLC                        Louisiana
CenturyTel Wireless of Shreveport, LLC                             Louisiana
CenturyTel Wireless of Wisconsin RSA #1, LLC                       Delaware
CenturyTel Wireless of Wisconsin RSA #10, LLC                      Delaware
CenturyTel Wireless of Wisconsin RSA #2, LLC                       Delaware
CenturyTel Wireless of Wisconsin RSA #3, LLC                       Delaware
CenturyTel Wireless of Wisconsin RSA #6, LLC                       Delaware
CenturyTel Wireless of Wisconsin RSA #8, LLC                       Delaware
CenturyTel Wireless, Inc.                                          Louisiana
CenturyTel/Area Long Lines, Inc.                                   Wisconsin
CenturyTel/Remote Access, Inc.                                     Louisiana
CenturyTel/Tele-Max, Inc.                                          Texas
CenturyTel/Teleview of Wisconsin, Inc.                             Wisconsin
CenturyTel/WORLDVOX, Inc.                                          Oregon
Eau Claire Cellular, Inc.                                          Colorado
Jackson Cellular Telephone Co., Inc.                               Delaware
MVI Corp.                                                          Oregon
North-West Cellular of Eau Claire, Inc.                            Wisconsin
Pacific Telecom Cellular of Michigan RSA #1, Inc.                  Michigan
Pacific Telecom Cellular of Michigan RSA #2, Inc.                  Michigan
Pacific Telecom Cellular of Michigan, Inc.                         Michigan
Pacific Telecom Cellular of Oregon, Inc.                           Oregon
Pacific Telecom Cellular of Washington, Inc.                       Washington
Pacific Telecom Cellular, Inc.                                     Wisconsin
Pascagoula Cellular Services, Inc.                                 Mississippi
Spectra Communications Group, LLC                                  Delaware
Telephone USA of Wisconsin, LLC                                    Delaware

      Certain of the Company's smaller subsidiaries have been intentionally omitted from this exhibit pursuant to rules and regulations of the Securities and Exchange Commission.